EXHIBIT INDEX


EXHIBIT               DESCRIPTION

EX-99.1a       Articles of Incorporation are incorporated herein by reference to
               Exhibit 1a of Pre-Effective Amendment No. 3 filed on December 1, 1995 (accession #0000924211-95-000001).

EX-99.1b Articles of Amendment, dated November 28, 1995, are incorporated herein by reference to Exhibit 1b of Pre-Effective Amendment No. 3 filed on December 1, 1995 (accession #0000924211-95-000001).

EX-99.1c Articles Supplementary, dated December 26, 1995, are incorporated herein by reference to Exhibit 1c to Pre-Effective Amendment No. 4 filed on February 5, 1996 (accession #0000924211-96-000001).

EX-99.1d Articles of Amendment, dated January 29, 1996, are incorporated herein by reference to Exhibit 1d to Pre-Effective Amendment No. 4 filed on February 5, 1996 (accession #0000924211-96-000001).

EX-99.1e Articles Supplementary, dated January 29, 1996, are incorporated herein by reference to Exhibit 1e to Pre-Effective Amendment No. 4 filed on February 5, 1996 (accession #0000924211-96-000001).

EX-99.1f Articles of Amendment, dated December 2, 1996, are incorporated herein by reference to Exhibit 1f to Post-Effective Amendment No. 2 filed on March 26, 1997 (accession #0000927793-97-000006).

EX-99.1g Articles Supplementary, dated December 2, 1996, and incorporated herein by reference to Exhibit 1f to Post-Effective Amendment No. 2 filed on March 26, 1997 (accession #0000927793-97-000006).

EX-99.2 Bylaws are incorporated herein by reference to Exhibit 2 of Pre-Effective Amendment No. 3 filed on December 1, 1995 (accession #773674-96-000004).

EX-99.4 Agreement and Plan of Reorganization filed herewith as Appendix I to Part A on the Form N-14 and is incorporated herein by reference.

EX-99.6a Management Agreement between Twentieth Century Strategic Asset Allocations, Inc. and Investors Research Corporation, dated February 1, 1996, is incorporated herein by reference to Exhibit 5 of Pre-Effective Amendment No. 4 filed on February 5, 1996 (accession #0000924211-96-000001).

EX-99.6b Management Agreement - Advisor Class between Twentieth Century Strategic Asset Allocations, Inc. and Investors Research Corporation, dated September 1, 1996, is incorporated herein by reference to Post-Effective Amendment No. 1 filed on August 14, 1996 (accession #0000924211-96-000005).

EX-99.6c Management Agreement - Service Class between Twentieth Century Strategic Asset Allocations, Inc. and Investors Research Corporation, dated September 1, 1996 is incorporated herein by reference to Post-Effective Amendment No. 1 filed on August 14, 1996 (accession ##0000924211-96-000005).

EX-99.7 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc., and Twentieth Century Securities, Inc. dated September 3, 1996, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 75 on form N-1A of Twentieth Century Investors, Inc., File No. 2-14213 filed June 14, 1996 (accession #0000100334-96-000011).

EX-99.9a Custodian Agreement between Twentieth Century Strategic Asset Allocations, Inc. and The Chase Manhattan Bank, N.A. , dated as of February 1, 1996, is incorporated herein by reference to
               Exhibit 8a to Pre-Effective Amendment No. 4 on Form N-1A, filed February 5, 1996. (accession #0000924211-96-000001).

EX-99.9b Custody Agreement by and among United Missouri Bank of Kansas City, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., and Twentieth Century Capital Portfolios, Inc., dated September 12, 1995, is incorporated herein by reference to Exhibit 8c to Pre-Effective Amendment No. 4 filed February 5, 1996 (accession #0000924211-96-000001).

EX-99.9c Custodian Agreement for ACH transactions, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and United Missouri Bank of Kansas City, N.A., dated September 12, 1995, is incorporated herein by reference to
               Exhibit 8d to Pre-Effective Amendment No. 4 filed February 5, 1996. (accession #0000924211-96-000001).

EX-99.9d Amendment No. 1 to Custody Agreement, dated January 25, 1996, by and among the United Missouri Bank of Kansas City, N.A., Investors Research Corporation, Twentieth Century Investors, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., and Twentieth Century Strategic Asset Allocations, Inc., dated January 25, 1996, is incorporated herein by reference to Pre-Effective Amendment No. 4 filed February 5, 1996. (accession #0000924211-96-000001).

EX-99.9e Global Custody Agreement between The Chase Manhattan Bank and The Twentieth Century and Benham Funds, dated August 9, 1996, is incorporated herein by reference to Post-Effective Amendment No. 31 of American Century Government Income Trust, File No. 2-99222.

EX-99.9f Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997, filed as Exhibit 8(d) is incorporated herein by reference to Post-Effective Amendment No. 76 of American Century Mutual Funds, Inc., File No. 2-14213.

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered is included herein.

EX-99.12 Form of Opinion and Consent of Counsel as to the tax matters and consequences to shareholders is included herein.

EX-99.13 Transfer Agency Agreement between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. dated February 1, 1996 is incorporated herein by reference to
               Exhibit 9 of Pre-Effective Amendment No. 4 filed February 5, 1996. (accession #0000924211-96-000001).

EX-99.14a      Consent of Ernst & Young LLP is included herein.

ES-99.14b      Consent of KPMG Peat Marwick LLP is included herein.

EX-99.16 Power of Attorney dated February 15, 1997 is incorporated herein by reference to Exhibit 17 of Post-Effective Amendment No. 2 filed March 26, 1997 (accession #0000927793-97-000006).

EX-99.17a      Form of Proxy.

EX-99.17b      Prospectus for American Century Strategic Asset Allocations, Inc.
               dated April 1, 1997, field March 27, 1997 is incorporated herein by reference (accession #0000924211-97-000006).

EX-99.17c      Prospectus  for Capital  Manager  Funds,  dated April 1, 1997, is incorporated herein by reference to Post-Effective  Amendment No.
               5 to the  Registration  Statement  on Form N-1A,  filed March 26,
               1997 (accession #0000927793-97-000006).

EX-99.17d      Statement  of  Additional   Information   for  American   Century
               Strategic  Asset  Allocations,  Inc.,  dated  April 1, 1997 filed
               March 27, 1997 is  incorporated  herein by  reference  (accession
               #0000924211-97-000006).

EX-99.17e      Statement of Additional  Information for American Century Capital
               Manager  Fund,  dated April 1, 1997,  is  incorporated  herein by reference to  Post-Effective  Amendment No. 5 to the Registration
               Statement  on  Form  N-1A,   filed  March  26,  1997   (accession
               #0000927793-97-000006).

EX-99.17f      Annual Report for American Century  Strategic Asset  Allocations,
               Inc.  dated  November  30,  1996,   filed  January  29,  1997  is
               incorporated       herein      by      reference       (accession
               #0000924211-97-000006).

EX-99.17g      Annual Report for American Century Manager Funds,  dated November
               30, 1996, 1996, filed January 29, 1997 is incorporated herein by reference (accession #0000927793-97-000004).